                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant                           [X]

Filed by a Party other than the Registrant        [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11 (c) or Section 240.14a- 12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                              CVI TECHNOLOGY, INC.
                              --------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ____________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:
            ____________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            ____________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:
            ____________________________________________________________________

      (5)   Total fee paid:
            ____________________________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
            ____________________________________________________________________

      (2)   Form, Schedule or Registration Statement No.:
            ____________________________________________________________________

      (3)   Filing Party:
            ____________________________________________________________________

      (4)   Date Filed:
            ____________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 14, 2000

To the Stockholders of CVI Technology, Inc.:

         The Annual Meeting of the Stockholders (the "Annual Meeting") of CVI Technology, Inc. a Nevada corporation (formerly Casinovations Incorporated) (the "Company"), will be held at the principal offices of the Company at 6830 Spencer Street, Las Vegas, Nevada 89119, on Friday, July 14, 2000 at 10:00 a.m. local time, for the following purposes:

         (1) To elect James E. Crabbe and Eric S. Huson as Category C directors of the Company for a term of three years;

         (2)      To approve and adopt the Company's 1999 Directors' Stock
                  Option Plan;

         (3)      To approve and ratify the Company's 1999 Stock Option Plan;
                  and

         (4) To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

         Only stockholders of record at the close of business on June 1, 2000, are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed.

         Stockholders are cordially invited to attend the Annual Meeting in person. STOCKHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE ANNUAL MEETING WITH THE INSPECTORS OF ELECTION PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING. IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY AT YOUR EARLIEST CONVENIENCE SO THAT YOUR SHARES MAY BE REGULARLY VOTED AT THE ANNUAL MEETING.

         A copy of the Company's Annual Report, including financial statements for the twelve months ended December 31, 1999, is enclosed.

                                             By order of the Board of Directors,


                                             /S/ Stacie L. Brown
                                             -------------------
                                             Stacie L. Brown
                                             Secretary

Dated: June 12, 2000

                              CVI TECHNOLOGY, INC.
                                 PROXY STATEMENT

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

VOTING SECURITIES .............................................................4

ELECTION OF DIRECTORS..........................................................6

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND EXECUTIVE
          OFFICERS.............................................................7
          Directors............................................................7
          Non-Director Executive Officers......................................8
          Compensation of Non-Employee Directors...............................8
          Board of Directors Meetings..........................................9
          Committees of the Board of Directors.................................9
          Compensation of Executive Officer....................................9
          Employment Agreements...............................................10
          Compliance with Section 16(a) of the Securities Exchange Act of 1934.............................................................11

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................11
          Conversion of Outstanding Indebtness................................11
          Private Placement of Common Stock...................................12
          Indemnification of Directors and Officers ..........................12
          Transaction Review .................................................13

APPROVAL AND RATIFICATION OF THE CVI TECHNOLOGY, INC. 1999
          DIRECTORS' STOCK OPTION PLAN .......................................13
          Introduction and Purpose ...........................................13
          Administration .....................................................13
          Eligibility.........................................................14
          Option Price and Option Term .......................................14
          Termination of Option ..............................................15
          Federal Tax Consequences ...........................................15
          Change in Control of the Company....................................16
          Term and Amendment of Plan..........................................16

APPROVAL AND RATIFICATION OF THE CVI TECHNOLOGY, INC. 1999
          STOCK OPTION PLAN...................................................17
          Introduction........................................................17
          Purpose.............................................................17
          Administration and Eligibility......................................17
          Option Price........................................................18
          Option Exercise and Term............................................18
          Termination of Employee Option......................................18
          Federal Tax Consequences............................................18
          Term and Amendment of Employee Plan.................................19

  INDEPENDENT PUBLIC ACCOUNTANTS..............................................20

  VOTING PROCEDURES...........................................................20

  2001 ANNUAL MEETING OF STOCKHOLDERS.........................................20

  STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING...........................20

  OTHER BUSINESS..............................................................20

  EXHIBIT "A": CVI TECHONOLGY, INC. 1999 DIRECTORS' STOCK OPTION PLAN.........23

  EXHIBIT "B": CVI TECHNOLOGY, INC. 1999 STOCK OPTION PLAN....................30

                              CVI TECHNOLOGY, INC.
                               6830 Spencer Street
                             Las Vegas, Nevada 89119

                                 PROXY STATEMENT

         This Proxy Statement is furnished to the stockholders of CVI Technology, Inc. (formerly Casinovations Incorporated) (the "Company") in connection with the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the principal offices of the Company at 6830 Spencer Street, Las Vegas, Nevada 89119, on Friday, July 14, 2000 at 10:00 a.m. local time, and any adjournments thereof, for the purposes indicated in the Notice of Annual Meeting of Stockholders.

         THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about June 13, 2000. The expenses of the solicitation are to be borne by the Company.

         Any stockholder giving a proxy has the power to revoke it prospectively by giving written notice to the Company, addressed to Stacie L. Brown, Secretary, at the Company's principal address before the Annual Meeting, by delivering to the Company a duly executed proxy bearing a later date, by notifying the Company at the Annual Meeting prior to the commencement of the Annual Meeting, or by voting in person by ballot at the Annual Meeting after notifying the inspectors of election of the stockholder's intention to do so prior to the commencement of the Annual Meeting. The shares represented by the enclosed proxy will be voted if the proxy is properly executed and received by the Company prior to the commencement of the Annual Meeting, or any adjournment thereof.

         None of the proposals to be voted on at the Annual Meeting create a right of appraisal under Nevada law. A vote "FOR" or "AGAINST" any of the proposals set forth herein will only affect the outcome of the proposal.

  VOTING SECURITIES

         The close of business on June 1, 2000 has been fixed by the Board of Directors of the Company (the "Board of Directors") as the record date for determination of stockholders entitled to vote at the Annual Meeting. The securities entitled to vote at the Annual Meeting consist of shares of common stock, par value $.001, of the Company ("Common Stock"), with each share entitling its owner to one vote. Common Stock is the only outstanding class of voting securities authorized by the Company's Articles of Incorporation.

         The number of outstanding shares of Common Stock at the close of business on May 31, 2000, was 10,854,799 shares. The stockholders do not possess the right to cumulate their votes for election of directors.

         The following is a list of the beneficial stock ownership as of May 31, 2000, of (1) all persons who beneficially owned more than 5% of the outstanding Common Stock, (2) all directors, (3) all executive officers named in the Summary Compensation Table (see page 9) and (4) all officers and directors as a group at the close of business on May 31, 2000, according to record-ownership listings as of that date, and according to verifications as of May 31, 2000, which the Company solicited and received from each officer and director:

                                                         Title of Amount and Nature of    Percent of
Class              Beneficial Owner                        Beneficial Ownership (1,2)      Class(2)
-----              ----------------                        --------------------            --------

Common         Steven J. Blad                                   641,316(3)                 5.7%
               6830 Spencer Street
               Las Vegas, Nevada 89119

Common         James E. Crabbe                                  6,733,294(4)               58.5%
               121 S.W. Morrison, Suite 1400
               Portland, Oregon 97204

Common         Eric S. Huson                                    70,000(5)                     *
               1001B SW Disk Drive
               Bend, OR 97702

Common         Richard S. Huson Revocable Trust                 2,995,838(6)               27.5%
               U/T/A dated 09/04/98
               121 S.W. Morrison, Suite 1400
               Portland, Oregon 97204

Common         Richard Jaslow                                   485,284(7)                 4.5%
               300 C Faunce Corner Road
               North Dartmouth, MA 02747

Common         Ronald O. Keil                                   313,980(8)                 2.9%
               2904 N.E. Burton, Suite A
               Vancouver, Washington 98661

Common         Bob L. Smith                                     710,015(9)                 6.4%
               280 Liberty Street, S.E., Suite 300
               Salem, Oregon 97301

Common         All executive officers, directors and            6,010,772(10)              49.3%
               director designees as a group (6 persons)

---------------------------

*Less than one percent.
(1) Unless otherwise noted, the persons identified in this table have sole voting and sole investment power with regard to the shares beneficially owned by them.
(2) Includes shares issuable upon the exercise of options and warrants exercisable within 60 days of the stated date.
(3) Includes 10,000 shares issued to Gametek, Inc., an entity controlled by Mr. Blad, options to purchase 400,000 shares granted by the Company, options to purchase 55,000 shares from the Richard S. Huson Revocable Trust, 1,216 shares issued to the spouse of Mr. Blad and 175,100 shares issued to Mr. Blad directly.
(4) Includes 3,138,570 shares held directly by the James E. Crabbe Revocable Trust, 209,300 shares issuable upon the exercise of certain Warrants, 442,307 shares issuable upon the conversion of debt, and 2,943,117 shares of common stock held by the Richard S. Huson Revocable Trust U/T/A dated 09/04/98 for which Mr. Crabbe holds the voting power.
(5) Includes 70,000 shares issued to Tower Rock Partners, LLC, an entity in which Mr. Huson owns an interest.

(6) Includes 52,721 shares issuable upon the exercise of Class A Warrants, and 3,013,117 shares of common stock issued directly to the Richard S. Huson Revocable Trust U/T/A dated 09/04/98. As a result of the power of attorney granted to James E. Crabbe, 2,943,117 shares are voted by Mr. Crabbe, and are, therefore, included in the beneficial ownership of both the Huson Trust and Mr. Crabbe.
(7) Includes 18,200 shares issuable in warrants, and 217,084, 100,000, 50,000, 50,000, and 50,000 shares issued directly to Dr. Jaslow, the Richard Jaslow IRA, Susan Jaslow (spouse), Jennifer Jaslow (daughter), and the Jennifer F. Jaslow Trust, respectively.
(8) Includes 27,300 shares issuable in warrants and 28,330 and 258,350 shares issued directly to Susan Keil (wife) and Ronald O. Keil, respectively.
(9) Includes 33,557 shares issuable upon the exercise of Class A Warrants held by VIP's Industries, Inc., an entity controlled by Mr. Smith, 9,100 shares issuable upon exercise of Class E Warrants held by VIP's Industries, Inc., 18,200 shares issuable upon the exercise of Class E Warrants held by Mr. Smith, 55,000 shares issuable upon the exercise of Options, 176,236 shares issued to VIP's Industries, Inc., 1,000 shares issued jointly to Mr. Smith and his daughter, 72,727 shares issuable to VIP's Industries, Inc. upon the conversion of debt, and 344, 195 shares issued to Mr. Smith directly.
(10) Includes 315,657 shares issuable upon the exercise of Warrants and 510,000 shares issuable upon the exercise of stock options, 515,034 shares issuable upon the conversion of debt, and 4,670,081 shares issued directly.

ELECTION OF DIRECTORS

         Following the Annual Meeting of Stockholders, the Board of Directors will consist of six persons. The Bylaws of the Company provide for a Board of Directors consisting of one to ten persons who are elected generally for a term of three years. Directors are to serve until their successors are elected and have qualified.

         Through the re-incorporation of the Company from the State of Washington to the State of Nevada in March 1999, the members of the Board of Directors were divided into three categories, A, B and C, with each class elected in separate years for a three-year term. A staggered Board of Directors may have the effect of delaying or preventing a change in control of the Company.

         If the enclosed proxy is duly executed and received in time for the Annual Meeting and if no contrary specification is made as provided therein, the proxy will be voted in favor of electing the nominees James E. Crabbe and Eric
S. Huson for terms of office expiring in 2003. If any such nominee shall decline or be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors to replace any such nominee. The Board of Directors presently has no knowledge or reason to believe that any of the nominees will refuse or be unable to serve. Any vacancies on the Board of Directors which occur during the year will be filled, if at all, by the Board of Directors through an appointment of an individual to serve only until the next Annual Meeting.

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN
                FAVOR OF THE ELECTION OF MESSRS. JAMES E. CRABBE
                  AND ERIC S. HUSON TO THE BOARD OF DIRECTORS.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND EXECUTIVE
         OFFICERS

         The following information is furnished with respect to each member of the Board of Directors and the Company's executive officers who are not directors. There are no family relationships between or among any directors or executive officers of the Company.


DIRECTORS
                                         DIRECTOR
        NAME                 AGE           SINCE              POSITION                          CATEGORY
        ----                 ---           -----              --------                          --------
Steven J. Blad               48            1998               Chief Executive Officer,              B
                                                              President and Director
James E. Crabbe              55            2000               Director                              C
Eric S. Huson                30            2000               Director                              C
Richard S. Jaslow            54            1999               Director                              B
Ronald O. Keil               67            1998               Director                              B
Bob L. Smith                 62            1998               Chairman of the Board                 A


         STEVEN J. BLAD. Mr. Blad was President and Chief Executive Officer of Flagship Games International from 1987 to July 1991. From July 1991 to September 1994, Mr. Blad was a consultant for Marketing and Gaming in Atlanta, Georgia. From October 1994 to September 1996, Mr. Blad was a consultant for Spintek Gaming Technologies. Mr. Blad joined the Company in October 1996 as Vice President of Sales and Marketing until April 30, 1997, when he was named President of the Company. Mr. Blad served in that position until May 27, 1998, when he became Chief Executive Officer, President and Director of the Company. Mr. Blad received a Bachelor of Arts degree in 1973 from Carson Newman. He obtained a Masters of Arts degree in 1975 from Southern Baptist Graduate School. From 1975 to 1976, Mr. Blad attended additional graduate studies at the University of Alabama.

         JAMES E. CRABBE. Mr. Crabbe became a member and Vice-Chairman of the Board of Directors on May 25, 2000. Since 1980, Mr. Crabbe has been the President of The Crabbe Huson Group, Inc., and an investment management company, in Portland, Oregon. Mr. Crabbe was granted a Series 63 Securities Dealer License in 1989 and earned a Bachelor of Science degree from the University of Oregon in 1967.

         ERIC S. HUSON. Mr. Huson became a member of the Board of Directors on May 25, 2000. Mr. Huson is currently an Equities Researcher employed with Despain and Coby LLC. Prior to working at Despain and Coby LLC, Mr. Huson was Operations Manager at Rendova Boats LLC. Mr. Huson has a Bachelor degree in History from Linfield College.

         RICHARD S. JASLOW. Dr. Jaslow has been a member of the Board of Directors since April 1999. Since 1978, Dr. Jaslow has been in private practice as an orthopedic surgeon. He graduated from Tufts University in 1968, from Tufts University Medical School in 1972, and completed his orthopedic residency at White Memorial Medical Center in 1978.

         RONALD 0. Keil. Mr. Keil has been a member of the Board of Directors since October 1998. Since July 1990, Mr. Keil and his son, Rick, own and operate two supermarkets located in San Diego, California. From March 1995 to June 1998, Mr. Keil was Managing Partner of RJL Properties, Inc. that owned and operated four hotels and a mini-storage facility. In addition, from October 1993 to January 1998, Mr. Keil owned a 142-room Holiday Inn located in Idaho Falls, Idaho. From August 1987 to May 1997, Mr. Keil served as Chairman of the Board of Directors of Drypers Corporation, a diaper manufacturing company. From January 1960 to March 1985, Mr. Keil owned and operated Keil's Food Stores, a regional chain of supermarkets located in Washington and Oregon. Mr. Keil is a founder and director of the Bank of Clark County, Oregon. Mr. Keil earned a Bachelor of Science degree in Business Administration from Lewis and Clark College and has completed graduate work towards an MBA from the University of Oregon.

         BOB L. SMITH. Mr. Smith has been a member of the Board of Directors since May 1998 and Chairman of the Board since April 29, 1999. Mr. Smith also serves as Chairman of the Board of Directors and Chief Executive Officer of VIP's Industries, Inc., a company co-founded by Mr. Smith in 1968 that oversees restaurant, hotel and real estate development in five Western states. In 1966, he started the Bob L. Smith Real Estate Company, concentrating on real estate and development in Oregon, Washington and Northern California. From 1962 through 1965, Mr. Smith was Real Estate Analyst and Marketing Supervisor with the American Oil Company. Mr. Smith currently serves on the Board of Directors of Centennial Bank, Regency of Oregon (formerly Blue Cross and Blue Shield of Oregon), The Crabbe-Huson Funds, Inc., an investment management company of which Director James E. Crabbe is President, and Flying J. Inc., an integrated oil company. Mr. Smith received a Bachelor of Science degree in Business Administration from the University of Oregon in 1962.

NON-DIRECTOR EXECUTIVE OFFICERS

         STACIE L. BROWN. Ms. Brown joined the Company in July 1999 as Corporate Counsel. Previously, she was in private with Dickerson, Dickerson, Consul & Pocker in Las Vegas, Nevada, from 1995-1999. Ms. Brown was admitted to the State Bar of Nevada in 1995, and to the District of Columbia Bar in 1998. Ms. Brown is admitted to practice before the U.S. District Court, District of Nevada, the U.S. Courts of Appeal for the Ninth and District of Columbia Circuits and the United States Supreme Court. Ms. Brown earned her juris doctor from the University of Michigan School of Law in 1995 and received a Bachelor of Arts degree in 1992 from Ball State University with a triple major in French, Political Science and Telecommunications.

         MICHAEL C. MCDONALD. Mr. McDonald has been the Chief Financial Officer for the Company since December 9, 1999. Mr. McDonald had been the Company's Controller since August 1999. Mr. McDonald has a Master of Business Administration degree from the University of Utah (1993) and holds a Bachelor of Science degree in Accounting from Brigham Young University (1992). Mr. McDonald is a Certified Public Accountant in the State of Texas and in the State of Nevada. Mr. McDonald is also a member of the American Institute of Certified Public Accountants and the Nevada Society of Certified Public Accountants. Mr. McDonald began his career working with Arthur Andersen and then upon moving to Las Vegas, Deloitte & Touche. Prior to working for the Company, Mr. McDonald was the controller for two of his clients, Wells Cargo and Serrott Corporation, a construction company and manufacturing company, respectively.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

         Directors' fees were $500 per quarter/meeting for 1999 and are $500 per quarter/meeting for 2000, and are paid to directors who are not employees of the Company. All expenses for meeting attendance or out of pocket expenses connected directly with their representation on the Board of Directors will be reimbursed by the Company. Directors who are employees of the Company or its subsidiaries do not receive compensation for their services as directors.

BOARD OF DIRECTORS MEETINGS

           The Board of Directors generally meets quarterly, and in the twelve months ended December 31, 1999, the Board of Directors held six meetings. All directors attended at least 75% of the meetings held.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has two standing committees, the Executive Committee, which performs the functions of a compensation committee, and the Audit Committee. The Board of Directors appointed Bob Smith, James Crabbe and Steven Blad to serve on the Executive Committee. One function of the Executive Committee is to review and make recommendations to the Board of Directors with respect to the compensation of the Company's executive officers. The Board of Directors appointed Ronald O. Keil as Chairman of the Audit Committee and Richard Jaslow as a member. The purpose of the Audit Committee is to review the internal controls and financial reporting of the Company. The Executive Committee and the Audit Committee generally meet quarterly. During the twelve months ended December 31, 1999, the Audit Committee held three meetings, and the Executive Committee held six meetings. The members of the Executive Committee and the Audit Committee attended at least 75% of the meetings held.

COMPENSATION OF EXECUTIVE OFFICER

         The following tables set forth compensation received by Steven J. Blad, the Company's Chief Executive Officer, the only executive officer of the Company whose total compensation for the year ended December 31, 1999, exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the compensation awarded to, earned by or paid to, the Company's chief executive officer for services rendered in all capacities during its fiscal years ended December 31, 1999, 1998, 1997.


                                       Annual Compensation                     Long Term Compensation
                              --------------------------------------   --------------------------------------
                                                                                  Awards              Payouts
                                                                                  ------              -------
                                                             Other                    Securities                   All
Name and Principal                     Salary      Bonus     Annual    Restricted       Under-                    Other
Position                      Year        $          $      Compen-      Stock           Lying         LTIP      Compen-
                                                             sation     Award(s)     Options/SARs     Payouts    sation
                                                               $           $              #              $         $(1)
---------------------------------------------------------------------------------------------------------------------------
Steven J. Blad,               1999     218,363      -0-       -0-         -0-             600           -0-        -0-
Chief Executive Officer,      1998     102,520      -0-       -0-        10,000         200,000         -0-      91,500(2)
President and Director        1997     19,500       -0-       -0-        15,000         100,000         -0-     152,780(2)
---------------------------------------------------------------------------------------------------------------------------

         (1) The Company provides certain perquisites and other personal benefits to some or all of the executives. The un-reimbursed incremental cost to the Company of providing perquisites and other personal benefits did not exceed, as to any of the executives for any year, the lesser of $50,000 or 10% of the total salary and bonus paid to such executive for such year.

         (2) Represents the compensation received by Gametek, an entity controlled by Steven J. Blad, in the fiscal years ended December 31, 1998 and 1997. Gametek provided sales, marketing and management consulting services to the Company and received $91,500 in 1998 and $152,780 in 1997.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         The following table sets forth information regarding grants of stock options and stock appreciation rights during the fiscal year ended December 31, 1999, made to the named executive officer.

                           Individual Grants
---------------------------------------------------------------------------------------------------------------------
                           Number of Securities          Percent of Total        Exercise or
                           Underlying Options/       Options/SARs Granted to     Base Price
Name                       SARs Granted             Employees in Fiscal Year(1)   ($/Share)   Expiration Date
---------------------------------------------------------------------------------------------------------------------
Steven J. Blad                       600                       .2%                  $2.52              none
---------------------------------------------------------------------------------------------------------------------

         (1) For the year ended December 31, 1999, the Company granted to employees options and SARs to purchase an aggregate of 372,000 shares of Common Stock and 58,300 stock appreciation rights.

                         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                            VALUE OF UNEXERCISED
                                                        NUMBER OF SECURITIES UNDERLYING         IN-THE-MONEY
                   SHARES ACQUIRED                        UNEXERCISED OPTIONS/SARS AT      OPTIONS/SARS AT FISCAL
NAME               ON EXERCISE (#)  VALUE REALIZED ($)        FISCAL YEAR END ($)             YEAR END ($) (1)
----               ---------------  ------------------        -------------------             ----------------
Steven J. Blad            0                 0                         600                          $50.00


(1) Value based upon $2.60 per share, the price at which the Company has most recently sold its Common Stock.

             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

         As none of the Company's named executive officers received any stock options under a long-term incentive plan during the fiscal year ended December 31, 1999, a table reflecting the same has been intentionally omitted.

EMPLOYMENT AGREEMENTS

         On August 10, 1999, the Company entered into an employment agreement with Steven J. Blad, the Company's President and Chief Executive Officer. The new employment agreement became effective as of January 1, 2000, and is for a term of three years. Pursuant to the new employment agreement, Mr. Blad shall receive a monthly base salary of $23,500.00 and 400,000 stock option rights with an exercise price of $2.50 per share. With respect to the vesting of the options, 100,000 stock options vested as of the effective date of the new employment agreement with the balance to vest over a three-year period thereafter as long as Mr. Blad remains employed as the Company's President and Chief Executive Officer and satisfies certain performance goals to be established by the Company's Board of Directors. As with the prior employment agreement with Mr. Blad, the new employment agreement contains provisions with respect to confidentiality and non-competition.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and changes in ownership of the Company's Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

         To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 1999, all Reporting Persons complied with all applicable filing requirements, with the following exceptions: (i) Ronald O. Keil filed a late Form 4 for the month of May 1999 on September 7, 1999; (ii) the Richard S. Huson estate filed a late Form 4 for the months of August and September 1999 on November 11, 1999; and (iii) Jill Bayless filed a late Form 4 for the month of September 1999 on October 12, 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During June 1998, the Company entered into a personal service agreement with Steven Blad which provided for aggregate monthly compensation of $12,500 per month through December 31, 1998, and $18,500 per month during 1999. The agreement had a term of eighteen months and included stock option bonus provisions based upon the Company's attainment of certain corporate goals for 1998 and a stock option grant that vested to the officer at the contract date.

         In August 1999, the Company entered into a new employment agreement with Steven Blad effective January 1, 2000 to December 31, 2002. The agreement provides monthly compensation of $23,500 through December 31, 2000, upon which time the compensation is to be renegotiated. The agreement provides that 100,000 options (exercisable at a price of $2.50 per share) be granted upon the effective date of the agreement. The Company recorded compensation expense related to the options granted for the excess of fair value of the underlying common stock at a grant date ($2.60 per share) over the exercise price of $2.50 per share during January 2000. The agreement also provides for the granting of 100,000 options ($2.50 per share) for each year (2000, 2001, 2002) based upon the Company meeting its goals provided by the Board of Directors.

         During the year ended December 31, 1999, Richard S. Huson, former Chairman of the Board and controlling stockholder of the Company, made loans to the Company for working capital purposes. The balances payable by the Company aggregated $295,407 at December 31, 1999, including accrued interest of $2,339. The Company executed a replacement promissory note representing the aggregate amount of advances made by Mr. Huson where the outstanding principal and interest is to be repaid at an interest rate of 9.5% per annum in monthly installments of $10,791 beginning July 1, 1999.

CONVERSION OF OUTSTANDING INDEBTEDNESS

         In May 1999, the Company and the Richard S. Huson Revocable Trust U/T/A dated 09/04/98 (the "Huson Trust"), of which Richard S. Huson, a former director and principal stockholder of the Company, was co-trustee, entered into a subscription agreement whereby the Huson Trust agreed to convert a certain portion of indebtedness owed by the Company to the Huson Trust in exchange for shares of common stock at a conversion rate of $2.60 per share. Pursuant to the terms of the subscription agreement, the Huson Trust converted $999,999 of outstanding indebtedness into 384,615 shares of common stock and received a replacement promissory note for the balance of the outstanding indebtedness.

PRIVATE PLACEMENT OF COMMON STOCK

         In May 1999, the Company entered into a subscription agreement with James E. Crabbe whereby he agreed to purchase 2,000,000 shares of the Company's common stock for $2.60 per share for an aggregate subscription amount of $5,200,000. Pursuant to the terms of the subscription agreement, the stockholder delivered $1,300,000 upon execution of the subscription agreement and agreed to pay the balance of $3,900,000, in no more than three equal installments of not less than $1,300,000 by July 10, 1999. The Company received the payment of the balance of $3,900,000 prior to July 10, 1999. The Company used the proceeds from this private placement for general working capital purposes.

         On September 22, 1999, the Company entered into subscription agreements with certain stockholders of the Company whereby the stockholders agreed to purchase 1,000,000 shares of the Company's common stock for $2.60 per share for an aggregate subscription amount of $2,600,000. Of the 1,000,000 shares purchased, these directors of the Company purchased an aggregate of 140,000 shares, and Mr. Crabbe's trust purchased 860,000 shares. The Company used the proceeds from the private placement for working capital purposes.

         On December 29, 1999, Richard Jaslow exercised 40,000 options to purchase Common Stock for $2.50 per share for an aggregate amount of $100,000.

         At December 31, 1999, the Company had a note payable to the Huson Trust in the amount of $295,407.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

          The Company shall indemnify to the fullest extent permitted by, and in the manner permissible under the laws of the State of Nevada, any person made, or threatened to be made, a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such individual is or was a director or officer of the Company, or served any other enterprise as director, officer or employee at the request of the Company. The Board of Directors, in its discretion, shall have the power on behalf of the Company to indemnify any person, other than a director or officer, made a party to any action, suit or proceeding by reason of the fact that he/she is or was an employee of the Company.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act'") may be permitted to directors, officers and controlling persons of the Company, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceedings) is asserted by such director, officer, or controlling person in connection with any securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

          Further, the Company has obtained Directors and Officers Insurance. Pursuant to the policy with Great American Insurance Company, the coverage includes Company reimbursement and sections action claims entity coverage. The coverage has a $2,000,000 aggregate limit of liability in each policy year (inclusive of defense costs).

TRANSACTION REVIEW

          The Company has adopted a policy that any transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of the Company's Board of Directors. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors of the Company or a committee thereof which approves such transactions. If there are no disinterested directors, the Company shall obtain a majority vote of the stockholders approving the transaction.

APPROVAL AND RATIFICATION OF THE CVI TECHNOLOGY, INC.
         1999 DIRECTORS' STOCK OPTION PLAN

INTRODUCTION AND PURPOSE

         As a means of promoting the interests of the Company, the Board of Directors adopted the CVI Technology, Inc. 1999 Directors' Stock Option Plan, formerly the Casinovations Incorporated 1999 Directors' Stock Option Plan (the "Directors' Plan"), on September 13, 1999. The Directors' Plan is intended to promote the interests of the Company by offering those members of the Board of Directors of the Company (the "Board") who are not employed as regular salaried officers or employees of the Company (hereinafter referred to as "Non-Employee Directors" or "Optionees") the opportunity to participate in a stock option plan in order to encourage Non-Employee Directors to take a long-term view of the affairs of the Company; to attract and retain new, top-notch Non-Employee Directors; and to aid in rewarding Non-Employee Directors for their services to the Company.

         Subject to adjustment by reason of stock splits or other capital adjustments, an aggregate of 100,000 shares of Common Stock is reserved for issuance in connection with the Directors' Plan. Unless the context clearly indicates to the contrary, the term "Option" as used herein shall mean either an incentive stock option or a non-statutory stock option. Options and restricted stock are intended to be granted primarily to those persons who possess the capacity to contribute significantly to the successful performance of the Company.

ADMINISTRATION

         The Directors' Plan is administered by a committee consisting of not less than two Non-Employee Directors of the Company selected by the Company's Board of Directors (the "Directors' Plan Committee"). Based upon the recommendations from the Company, the Directors' Plan Committee determines the number of shares to be awarded, when the awards shall be granted, when the awards shall vest, and the terms and provisions of the instruments evidencing the awards. The Directors' Plan Committee also interprets the Directors' Plan and makes recommendations for its administration.

         Approval of the Directors' Plan by the Company's stockholders is one of the conditions of Rule 16b-3, a rule promulgated by the Securities and Exchange Commission which provides an exemption from the operation of the "short-swing profit" recovery provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, with respect to the acquisition of options and certain transactions by officers and directors of the Company. As of May 31, 2000, options to purchase an aggregate of 17,000 shares had been granted pursuant to the Directors' Plan.

ELIGIBILITY

         Only Non-Employee Directors are eligible for selection as Participants in the Directors' Plan. Any person holding an option granted under the Directors' Plan is an "Optionee". As of May 31, 2000, the following Non-Employee Directors have been granted Options pursuant to the Directors' Plan:

                       NUMBER OF SHARES
                      UNDERLYING OPTIONS      EXERCISE          EXPIRATION
  NAME                     GRANTED              PRICE              DATE
  ----                     --------          -----------           ----
Richard S. Jaslow          2,000               $2.60                (1)
Ronald O. Keil             3,000               $2.60                (2)
Bob L. Smith               3,000               $2.60                (3)

(1) One thousand options expire the later of September 13, 2009 or three months after Dr. Jaslow ceases to serve as a member of the Board of Directors. The remaining one thousand options expire the later of January 1, 2010 or three months after Dr. Jaslow ceases to serve as a member of the Board of Directors.
(2) Two thousand options expire the later of September 13, 2009 or three months after Mr. Keil ceases to serve as a member of the Board of Directors. The remaining one thousand options expire the later of January 1, 2010 or three months after Mr. Keil ceases to serve as a member of the Board of Directors.
(3) Two thousand options expire the later of September 13, 2009 or three months after Mr. Smith ceases to serve as a member of the Board of Directors. The remaining one thousand options expire the later of January 1, 2010 or three months after Mr. Smith ceases to serve as a member of the Board of Directors.

OPTION PRICE AND OPTION TERM

         Options granted under the Directors' Plan will have an exercise price equal to, while the Common Stock is traded in the over the counter market, the average high and low bid price, and if the Common Stock is traded on an exchange or in the National Market System of the Nasdaq ("NMS"), at least the last reported sale price of the Common Stock on the stock exchange or NMS on which the Common Stock may be listed from time to time, on the date of grant. Options may be exercised by payment of the option price in full (i) in cash, (ii) in Common Stock, including Common Stock underlying the option being exercised, having a fair market value equal to such option price, or (iii) a combination of cash and Common Stock, including the Common Stock underlying the option being exercised.

         Unless otherwise provided in the instrument of grant for special circumstances, an option may be exercised no earlier than six months and one day from the date of grant. Although an option may not be transferred or assigned other than by will or the laws of descent and distribution, a non-statutory option may, under certain circumstances, be transferred to specified members of the Optionee's immediate family, trusts solely for the benefit of the Optionee and said members of the Optionee's immediate family, and entities whose only stakeholders are the Optionee and said members of the Optionee's immediate family. Except in special circumstances, each option shall expire on the tenth anniversary of the date of its grant and shall be exercisable according to a vesting schedule to be determined by the Directors' Plan Committee. The Directors' Plan Committee may include in any option instrument, initially or by amendment at any time, a provision making any installment exercisable at such earlier date, if the Directors' Plan Committee deems such provision to be in the interest of the Company or its subsidiaries, or necessary to realize the reasonable expectation of the Optionee.

TERMINATION OF OPTION

         If an Optionee ceases to serve on the Board of Directors of the Company or its subsidiary, except by reason of death or retirement, the Optionee must exercise any options which are vested as of date of termination within the later of either the tenth anniversary after the date of grant, or three months after the date such Optionee's directorship ends. In the event of termination of directorship due to retirement, all options granted to such Optionee and exercisable on the date of the Optionee's retirement shall expire on the earlier of the tenth anniversary of the date of grant or the date of the second anniversary of such Optionee's retirement. Any installment not exercisable on the date of such termination or retirement shall expire and thenceforth be unexercisable. In the event of termination of employment due to the death of the Optionee, the option may be exercised, to the extent of the number of shares that the Optionee could have exercised on the date of the Optionee's death, by the Optionee's estate, personal representative, or beneficiary who acquires the option by will or by the laws of descent and distribution. Such exercise must be made at any time prior to the earlier of the tenth anniversary of the date of grant or the third anniversary of such Optionee's death. On the earlier of such dates, the option shall terminate.

FEDERAL TAX CONSEQUENCES

         Optionees of incentive stock options will not recognize taxable income as a result of the grant or exercise of such options. If the Optionee does not dispose of the stock transferred to the Optionee within two years from the date of the grant and within one year after the stock is transferred to the Optionee, then any gain or loss recognized on the disposition of the stock will be a long-term capital gain or loss equal to the difference between the amount realized by the Optionee and the option price. However, the difference between the option exercise price and the fair market value of the shares on the option exercise date will be treated as a tax preference item subject to alternative minimum tax. The Company will not be entitled to any tax deduction in connection with the grant or exercise of any incentive stock option. However, if stock acquired pursuant to an incentive stock option is disposed of before the holding periods described above expire, then the excess of fair market value (but not in excess of the sales proceeds) of such stock on the option exercise date over the option price will be treated as compensation income to the Optionee in the year in which such disposition occurs, and the Company will be entitled to a commensurate income tax deduction. Any difference between the sales proceeds and the fair market value of the stock on the option exercise date will be treated as a long-term capital gain or loss if the shares were held more than one year after the option exercise date.

         Except as provided in the next paragraph, the Optionee of a non-statutory stock option, upon exercise, must include in ordinary income, subject to federal taxation, an amount equal to the excess of the fair market value of the stock acquired at date of exercise over the aggregate price paid pursuant to the option for such stock. Accordingly, the Company may, as a condition to the exercise of a non-statutory stock option, deduct from payments otherwise due to the Optionee the amount of taxes to be withheld by virtue of such exercise, or require that the Optionee pay such withholding to the Company or make other arrangements satisfactory to the Company regarding the payment of such taxes.

         When an officer or director who is subject to Section 16(b) of the Exchange Act exercises a non-statutory stock option, no income is recognized for federal income tax purposes at the time of exercise unless the Optionee makes an appropriate election within thirty days after the date of exercise, in which case the rules described in the preceding paragraph would apply. If such an election is not made, the Optionee will recognize ordinary income on the date which is six months after the date of the exercise (generally, the first day that the sale of such shares would not create liability under Section 16(b) of the Exchange Act). The ordinary income recognized will be the excess, if any, over the option exercise price of the fair market value of the shares on such later date, and the Company's tax deduction will also be deferred until such later date.

         The effect of the alternative minimum tax may not be delayed for six months after exercise of incentive stock options by an officer or director subject to Section 16 of the Exchange Act. Optionees should consult their own tax counsel as to the consequences under federal, state and local tax laws upon the grant and exercise of the options on the subsequent sale of the stock.

CHANGE IN CONTROL OF THE COMPANY

         In the event of a change in control, as defined under the Directors' Plan, all restrictions on restricted shares will lapse, and vesting on all stock options which have not yet vested will accelerate to the change in control date.

TERM AND AMENDMENT OF PLAN

         The Directors' Plan shall expire on December 31, 2009, except with respect to options and restricted shares outstanding on that date. The Board of Directors may terminate or amend the Directors' Plan in any respect, at any time without the approval of the holders of a majority of the shares present and voting at either an annual or special meeting of stockholders called for such purpose; provided, however, that: (i) the total number of shares which may be sold, issued, or transferred under the Directors' Plan may not be increased (except for proportional adjustment for stock dividend or split, recapitalization, merger, consolidation, spin-off, or other similar corporate changes); (ii) the eligibility requirements for participation may not be modified; (iii) the exercise price of an option cannot be reduced; and (iv) the termination date of the Directors' Plan may not be extended.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL
       AND RATIFICATION OF THE CVI TECHNOLOGY, INC. 1999 DIRECTORS' STOCK
                                  OPTION PLAN.

APPROVAL AND RATIFICATION OF THE CVI TECHNOLOGY, INC.
         1999 STOCK OPTION PLAN

INTRODUCTION

         The Board adopted the CVI Technology, Inc. 1999 Stock Option Plan (the "Employee Plan") on January 5, 1999. The Employee Plan is being submitted for approval and ratification by the Company's stockholders to assure compliance with Securities Exchange Act of 1934 Rule 16b-3.

PURPOSE

         The Employee Plan is intended to promote the interests of the Company by providing long term incentives and rewards to its employees in order to improve individual employee performance; assist the Company in attracting, retaining and motivating employees with experience and ability; and associate the interests of the Company's employees with those of its stockholders.

         Options are intended to be granted primarily to those persons who possess the capacity to contribute significantly to the successful performance of the Company. Because persons to whom grants of options are to be made are to be determined from time to time by the Board or a committee thereof, in its discretion, it is impossible at this time to indicate the precise number, names, or positions of persons who will receive options, or to determine the number of shares for which options will be granted to any such employee.

         Subject to adjustment by reason of stock splits or other capital adjustments, an aggregate of 500,000 shares of Common Stock is reserved for issuance in connection with the Employee Plan. Unless the context clearly indicates to the contrary, the term of "Employee Option" used herein shall mean a non-statutory stock option, and the term "Employee Optionee" shall mean any person holding an Employee Option granted under the Employee Plan. The following summary of the principal features of the Employee Plan is not intended to be complete and is qualified in its entirety by reference to the Employee Plan. A copy of the Employee Plan is attached hereto as Exhibit B.

         Approval of the Employee Plan by the Company's stockholders is one of the conditions of Rule 16b-3, a rule promulgated by the SEC that provides an exemption from the operation of the "short-swing profit" recovery provisions of
Section 16(b) of the Exchange Act, with respect to the acquisition of Employee Options, the use of already owned Common Stock as payment for the exercise price for Employee Options granted under the Employee Plan, and certain transactions by officers and directors of the Company.

         As of May 31, 2000, Employee Options representing 275,000 shares of Common Stock had been granted and were outstanding under the Employee Plan to employees, including all current officers who are not executive officers, as a group.

ADMINISTRATION AND ELIGIBILITY

         The Employee Plan is administered by a committee consisting of not less than two Non-Employee Directors of the Company selected by the Company's Board of Directors (the "Employee Plan Committee"). Based upon the recommendations from the Company, the Employee Plan Committee determines the number of shares to be awarded, when the awards shall be granted, when the awards shall vest, and the terms and provisions of the instruments evidencing the awards. The Employee Plan Committee also interprets the Employee Plan and makes recommendations for its administration.

         Only persons who are officers, directors, employees, consultants, advisers, independent contractors or agents of the Company, or any subsidiary of the Company, are eligible to for selection as participants in the Employee Plan.

OPTION PRICE

         Stock options granted under the Employee Plan have an option price equal to, if the Common Stock is publicly traded, the mean between the highest and lowest quoted selling prices of the Common Stock on such date or, if not available, the mean between the bona fide bid and asked prices of the Common Stock on such date. In any situation not covered above, or if there were no sales on the date in question, the option price of the stock options granted under the Employee Plan shall be determined by the Employee Plan Committee in accordance with applicable Federal Estate Tax Regulations.

OPTION EXERCISE AND TERM

         An Employee Option may be exercised for a period of ten years from the date of grant. An Employee Option may not be transferred or assigned other than by will or the laws of descent and distribution. During the lifetime of the Employee Optionee, the Employee Option may only be exercised by that Employee Optionee.

         Except in special circumstances, each Employee Option will expire on the tenth anniversary of the date of grant.

TERMINATION OF EMPLOYEE OPTION

         If the employment of an Employee Optionee terminates, for whatever reason, prior to the date upon which an Employee Option becomes exercisable, that Employee Option will terminate 90 days from the date of termination.

         If an Employee Optionee ceases to be employed by the Company for a reason other than for cause, or by reason of retirement, disability or death, the Employee Optionee must exercise an Employee Option within the earlier of either the tenth anniversary after the date of grant or the first anniversary of the date employment was terminated. Notwithstanding anything in the Employee Plan to the contrary, no Employee Option may be exercised or claimed following an Employee Optionee's termination of employment for cause, and no Employee Option may be exercised or claimed while the Employee Optionee is being investigated for a termination of employment for cause.

FEDERAL TAX CONSEQUENCES

         Employee Optionees of Employee Options will not recognize taxable income as a result of the grant or exercise of such Employee Options. If the Employee Optionee does not dispose of the stock transferred to the Employee Optionee within two years from the date of the grant and within one year after the stock is transferred to the Employee Optionee, then any gain or loss recognized on the disposition of the stock will be a long-term capital gain or loss equal to the difference between the amount realized by the Employee Optionee and the option price. However, the difference between the option exercise price and the fair market value of the shares on the option exercise date will be treated as a tax preference item subject to alternative minimum tax. The Company will not be entitled to any deduction in connection with the grant or exercise of any incentive stock option. However, if stock acquired pursuant to an incentive stock option is disposed of before the holding periods described above expire, then the excess of fair market value (but not in excess of the sales proceeds) of such stock on the option exercise date over the option price will be treated as compensation income to the Employee Optionee in the year in which such disposition occurs, and the Company will be entitled to a commensurate income tax deduction. Any difference between the sales proceeds and the fair market value of the stock on the option exercise date will be treated as a long-term capital gain or loss if the shares were held more than one year after the option exercise date.

         Except as provided in the next paragraph, the Employee Optionee of a non-statutory stock option, upon exercise, must include in ordinary income, subject to federal taxation, an amount equal to the excess of the fair market value of the stock acquired at the date of exercise over the aggregate price paid pursuant to the option for such stock. Accordingly, the Company may, as a condition to the exercise of a non-statutory stock option, deduct from payments otherwise due to the Employee Optionee the amount of taxes to be withheld by virtue of such exercise, or require that the Employee Optionee pay such withholding to the Company or make other arrangements satisfactory to the Company regarding the payment of such taxes.

         When an officer or director who is subject to Section 16(b) of the Exchange Act exercises a non-statutory stock option, no income is recognized for federal income tax purposes at the time of exercise unless the Employee Optionee makes an appropriate election within thirty days after the date of exercise, in which case the rules described in the preceding paragraph would apply. If such an election is not made, the Employee Optionee will recognize ordinary income on the date which is six months after the date of the exercise (generally, the first day that the sale of such shares would not create liability under Section 16(b) of the Exchange Act). The ordinary income recognized will be the excess, if any, over the option exercise price of the fair market value of the shares on such later date, and the Company's tax deduction will also be deferred until such later date.

         The effect of the alternative minimum tax may not be delayed for six months after exercise of Employee Options by an officer or director subject to
Section 16 of the Exchange Act. Optionees should consult their own tax counsel as to the consequences under federal, state and local tax laws upon the grant and exercise of the options on the subsequent sale of the stock.

TERM AND AMENDMENT OF EMPLOYEE PLAN

         The Employee Plan will terminate on January 5, 2009, except as to Employee Options outstanding on such date. The Board of Directors may terminate or amend the Employee Plan in any respect, at any time without the approval of the holders of a majority of the shares present and voting at either an annual or special meeting of stockholders called for such purpose; provided, however, that: (i) the total number of shares which may be sold, issued, or transferred under the Employee Plan may not be increased (except for proportional adjustment for stock dividend or split, recapitalization, merger, consolidation, spin-off, or other similar corporate changes); (ii) the eligibility requirements for participation may not be modified; (iii) the exercise price of an option cannot be reduced; and (iv) the termination date of the Employee Plan may not be extended.


              THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
                        THE APPROVAL AND RATIFICATION OF
                 THE CVI TECHNOLOGY, INC. 1999 STOCK OPTION PLAN

INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's independent accountants are James E. Scheifley & Associates, P.C. James E. Scheifley & Associates, P.C. has audited the Company's financial statements since its inception. The Company does not presently expect a representative of the independent auditors to be present at the meeting of stockholders. The Board of Directors has not yet selected an auditor for the year ended December 31, 2000.

VOTING PROCEDURES

         With respect to the election of nominees to the Board of Directors, a majority of a quorum of stockholders present in person or represented by proxy voting "FOR" the election of said nominees is sufficient to approve the matters being voted on at the meeting. A quorum of stockholders exists when a majority of the stock issued and outstanding and entitled to vote at a meeting is present, in person or represented by proxy, at the meeting. Abstentions are effectively treated as votes "AGAINST" the election of the nominees to the Board of Directors.

         The Company will appoint three inspectors of election to: (i) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of a proxy; (ii) receive votes, ballots, or consents; (iii) hear and determine all challenges and questions in any way arising in connection with the right to vote; (iv) count and tabulate all votes or consents; (v) determine when the polls shall close; (vi) determine the results; and (vii) perform any other act which may be proper to conduct the election or vote with fairness to all stockholders.

2001 ANNUAL MEETING OF STOCKHOLDERS

          The next Annual Meeting of Stockholders will be held in or about May 2001.

STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

         The Annual Meeting of Stockholders in 2001 will be held in or about May 2001. Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 2001 pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the Company no later than November 30, 2000 to be considered for inclusion in the Company's proxy materials for that meeting. The proposal must be mailed to the Company's principal executive offices at 6830 Spencer Street, Las Vegas, NV 89119, Attention: Secretary.

OTHER BUSINESS

         The Board of Directors does not know of any other business which will be presented for action by the stockholders at this Annual Meeting. However, if any business other than that set forth in the Notice of Annual Meeting of Stockholders should be presented at the Annual Meeting, the members of the proxy committee named in the enclosed proxy intend to take such action as will be in harmony with the policies of the Board of Directors of the Company, and in that regard will use their discretion and vote all proxies in accordance with their judgment.

         The Company's 1999 Report to Stockholders, including financial statements at and for the periods ended December 31, 1999, accompanies these proxy materials, which are being mailed to all stockholders of the Company as of June 1, 2000.

                                            By order of the Board of Directors,


                                            /S/ Stacie L. Brown
                                            -------------------
                                            Stacie L. Brown
                                            Secretary

Dated: June 12, 2000

THE COMPANY'S ANNUAL REPORT ON SEC FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE 12 MONTHS ENDED DECEMBER 31, 1999, WILL BE FURNISHED WITHOUT CHARGE TO ANY BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THIS ANNUAL MEETING. TO OBTAIN A COPY OF THE FORM 10-KSB, WRITTEN REQUEST MUST BE MADE TO THE COMPANY, AND THE REQUESTING PERSON MUST REPRESENT IN WRITING THAT SUCH PERSON WAS A BENEFICIAL OWNER OF THE COMPANY'S SECURITIES AS OF JUNE 1, 2000.

 REQUESTS SHOULD BE ADDRESSED TO:

                           CVI Technology, Inc.
                           Attention: Stacie L. Brown, Secretary
                           6830 Spencer Street
                           Las Vegas, Nevada 89119

                              CVI TECHNOLOGY, INC.

             PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, JULY 14, 2000
                       SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned stockholder of CVI Technology, Inc. hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement, and Informational Statement to Stockholders in connection with the Annual Meeting of Stockholders to be held at the principal offices of CVI Technology, Inc., 6830 Spencer Street, Las Vegas, Nevada 89119, on Friday, July 14, 2000 at 10:00 o'clock in the morning, local time, and hereby appoints Steven J. Blad and Bob
L. Smith, and each or any of them, proxies, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said Annual Meeting and at any adjournment thereof. The proxies are instructed to vote as follows:

(1)      Election of Directors:                FOR                    WITHHELD

             JAMES E. CRABBE                   [  ]                      [  ]

                                               FOR                    WITHHELD
             ERIC S. HUSON                     [  ]                      [ ]

(2)      Approve and ratify the CVI Technology, Inc. 1999 Directors' Stock
         Option Plan.

             For  [ ]                   Against [ ]                  Abstain [ ]

(3)      Approve and ratify the CVI Technology, Inc. 1999 Stock Option Plan.

             For  [ ]                   Against [ ]                  Abstain [ ]

(4) In their discretion, upon such other matters as may properly come before the Annual Meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF ALL NOMINEES LISTED, IN FAVOR OF THE APPROVAL AND RATIFICATION OF THE CVI TECHNOLOGY, INC. 1999 DIRECTORS' STOCK OPTION PLAN, IN FAVOR OF THE CVI TECHNOLOGY, INC. 1999 STOCK OPTION PLAN, AND IN THE DISCRETION OF THE PROXIES, ON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                                  Date: ________________________________. 2000

  Signature(s)    ___________________________________________
                  ___________________________________________
                  ___________________________________________
                  ___________________________________________

                NOTE: PLEASE SIGN PROXY EXACTLY AS YOUR NAME APPEARS.
                      -----------------------------------------------

Date the Proxy in the space provided. If shares are held in the name of two or more persons, all must sign. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.

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                                    EXHIBIT A

                              CVI TECHNOLOGY, INC.


                        1999 DIRECTORS' STOCK OPTION PLAN
                                  AS ADOPTED ON
                               SEPTEMBER 13, 1999
                                       AND
                     AS AMENDED BY THE BOARD OF DIRECTORS ON
                                  MAY 25, 2000


1. PURPOSE
         The CVI Technology, Inc. 1999 Directors' Stock Option Plan (the "Plan") is intended to promote the interests of CVI Technology, Inc. (the "Company") by encouraging members of the Board of Directors of the Company (the "Board") who are not employed as regular salaried officers or employees of the Company (hereinafter referred to as "Non-Employee Directors" or "Optionees") the opportunity to participate in a stock option plan in order to encourage Non-Employee Directors to take a long-term view of the affairs of the Company; to attract and retain new, top-notch Non-Employee Directors; and to aid in rewarding Non-Employee Directors for their services to the Company.

2. ADMINISTRATION
         The Plan shall be administrated by a Committee (the "Committee") of not less than two directors of the Company selected by, and serving at the pleasure of, its Board. The Committee shall not have any discretion to determine or vary any matters which are fixed under the terms of the Plan including, without limitation, which individuals shall receive option awards, how many shares of the Company's stock shall be subject to each such option award, what the exercise price of stock covered by an option shall be, and what means of payment shall be acceptable.

         The Committee shall have the authority to otherwise interpret the Plan and make all determinations necessary or advisable for its administration.

         The Committee's decisions under the Plan shall be subject to the approval of the Board.

3. ELIGIBILITY
         Only Non-Employee Directors of the Company will be eligible to be granted awards.

4. STOCK SUBJECT TO THE PLAN
         The stock from which awards may be granted shall be the Company's, $.001 par value, common stock ("Common Stock"). When options are exercised, the Company may either issue authorized but unissued shares of Common Stock or transfer issued Common Stock held in its treasury. The total number of shares of Common Stock which may be granted as stock options shall not exceed 100,000. If an option expires, or is otherwise terminated prior to its exercise, the Common Stock covered by such option immediately prior to such expiration or other termination shall continue to be available for grant under the Plan.

5. GRANT AND AMOUNT OF OPTIONS
         The date of the initial option grant for a Non-Employee Director serving his or her term shall be the date upon which the Plan is adopted by the Board for submission to the stockholders for approval. The date of the initial grant for a Non-Employee Director commencing his or her term shall be the date that he or she is elected to the Board by the stockholders at any special or annual meeting. The initial option grant shall be to purchase 1,000 shares of Common Stock (subject to adjustment pursuant to Section 7).

         All annual awards of options shall be granted in January, of each year, with the first annual grant effective January 1, 1999. Annual grants will be to purchase 1,000 shares of Common Stock (subject to adjustment pursuant to Section
7).

6. TERMS AND CONDITIONS OF OPTIONS
         Options shall be designated non-qualified options or not qualified as Incentive Stock Options under Section 422A of the Internal Revenue Code of 1954, as amended (the "Code"), and shall be evidenced by written instruments approved by the Committee. Such instruments shall conform to the following terms and conditions.

                  6.1 OPTION PRICE
                  The option price shall be 100% of the fair market value of the Common Stock granted under the option on the date of grant. For purposes of this section, the fair market value per share shall be (a) the last reported sale price of the Common Stock on the NASDAQ National Market System, or on such other stock exchange that the Common Stock may be listed from time-to-time, (the "Reported Price") that day or, if no sale of Common Stock is recorded on that day, then on the next preceding day on which there was such a sale or (b) if the Common Stock is not listed on Nasdaq National Market System or on any other stock exchange, the fair market value as determined by the Board or a committee designated by the Board (the "Option Price"). The Option Price shall be paid (x) in cash, (y) in shares of Common Stock having a fair market value equal to such option price or (z) in a combination of cash and Common Stock. The fair market value of shares of Common Stock delivered to the Company pursuant to the immediately preceding sentence shall be determined on the basis of the Reported Price on the day of exercise or, if there was no such sale on the day of exercise, on the day next preceding the day of exercise on which there was such a sale.

                  6.2 EXERCISE AND TERM OF OPTIONS
                  Each option shall be exercisable and shall vest in full six months and one day following the later of either the date of grant or stockholder approval of the Plan.

                  Except in special circumstances, each option shall expire the later of the tenth anniversary of the date of its grant or three months after the Optionee ceases to serve as a member of the Board.

                  After becoming exercisable, each installment shall remain exercisable until expiration or termination of the option. After becoming exercisable, an option may be exercised by the Optionee from time-to-time, in whole or part, up to the total number of shares with respect to which it is then exercisable. The Committee may provide that payment of the option exercise price may be made following delivery of the certificate for the exercised shares.

                  Upon the exercise of a stock option, the purchase price will be payable in full in cash or its equivalent in property acceptable to the Company. In the discretion of the Committee, the purchase price may be paid by the assignment and delivery to the Company of shares of Common Stock or a combination of cash and such shares equal in value to the purchase price. Any shares of Common Stock so assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at Fair Market Value on the exercise date. Upon the exercise of a non-qualified stock option, the Optionee may (a) direct the Company to withhold from the shares of Common Stock to be issued to the Optionee the number of shares necessary to satisfy the Company's obligation to withhold Federal taxes, such determination to be based on the shares' Fair Market Value on the date of exercise, (b) deliver to the Company sufficient shares of Common Stock to satisfy the Company's withholding obligations, based on the shares' Fair Market Value as of the date of exercise, or (c) deliver sufficient cash to the Company to satisfy its Federal tax withholding obligations. Optionees who elect to use the stock withholding feature must make that election at the time and in the manner prescribed by the Committee.

                  6.3 TERMINATION OF DIRECTORSHIP
                  If an Optionee ceases, other than by reason of death or retirement after attaining the age of 72 years, to be elected to serve on the Board, all options granted to such Optionee and exercisable on the date of termination of Directorship shall expire on the earlier of (i) the tenth anniversary after the date of grant (ii) three months after the day such Optionee's term ends or (iii) as otherwise extended by the Board in its sole discretion.

                  6.4 EXERCISE UPON DEATH OF OPTIONEE
                  If an Optionee dies, the option may be exercised, to the extent of the number of shares that the Optionee could have exercised on the date of such death, if any, by the Optionee's estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution. Such exercise may be made at any time prior to the earlier of (i) the tenth anniversary after the date of grant or (ii) the third anniversary of such Optionee's death. On the earlier of such dates, the option shall terminate. The Committee may approve all cash payments to the estate of an Optionee if circumstances warrant such a decision.

                  6.5 EXERCISE UPON RETIREMENT OF OPTIONEE
                  If an Optionee retires from the Board after attaining the age of 72 years, the option may be exercised, to the extent of the number of shares that the Optionee could have exercised on the date of such retirement, if any. Such exercise may be made at any time prior to the earlier of (i) the tenth anniversary after the date of grant or (ii) the third anniversary of such Optionee's retirement. On the earlier of such dates, the option shall terminate.

                  6.6 ASSIGNABILITY
                  No option or other right under the Plan will be assignable or transferable by any Optionee except by will or the laws of descent and distribution, and no option shall be exercisable except by the Optionee or the Optionee's legal representative.

                  (a) A stock option shall not be assigned, alienated, pledged, attached, sold, transferred or encumbered by an Optionee other than by will or by the laws of descent and distribution, or,

                            (i) by transfer without consideration by an
                  Optionee, subject to such rules as the Committee may adopt to preserve the purposes of the Plan (including limiting such transfers to transfers by Optionees who are directors or executive officers of the Company), to

                                    (1)      a member of his or her Immediate
                                             Family (as defined),

                                    (2)      a trust solely for the benefit of
                                             the Optionee and his or her
                                             Immediate Family, or

                                    (3)      a partnership, limited liability
                                             company or corporation whose only
                                             partners, members or shareholders
                                             are the Optionee and/or his or her
                                             Immediate Family Members;

         (each transferee described in (i) is hereafter referred to as a "Permitted Transferee"), provided that the Committee is notified in advance in writing of the terms and conditions of any proposed transfer intended to be described in (i), and it determines that the proposed transfer complies with the requirements of the Plan and the applicable option agreement. Any purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance that does not qualify under
         (i) shall be void and unenforceable against the Company. For purposes of the Plan, "Immediate Family" means, with respect to a particular Optionee, the Optionee's spouse, children or grandchildren (including adopted and step children and grandchildren).

                  (b) The terms of the stock option shall apply to the beneficiaries, executors and administrators of the Participant and of the Permitted Transferees of the Optionee (including the beneficiaries, executors and administrators of the Permitted Transferees), except that Permitted Transfers shall not transfer any stock option other than by will or by the laws of descent and distribution.

                  (c) A stock option shall be exercised only by the Optionee (or his or her attorney in fact or guardian) (including, in the case of a transferred option, by a Permitted Transferee), or, in the case of the Optionee's death, by the Optionee's executor or administrator (including, in the case of a transferred option, by the executor or administrator of the Permitted Transferee), and no shares of Common Stock shall be issued by the Company unless the exercise of a stock option is accompanied by sufficient payment, as determined by the Company, to meet its withholding tax obligations on such exercise or by other arrangements satisfactory to the Committee to provide for such payment.

7. CAPITAL ADJUSTMENTS
         If the outstanding shares of Common Stock (or shares or securities substituted therefore) are converted into or exchanged for a different number or kind of shares of the Company or other securities of the Company or any other corporation by reason of stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change, the Committee, in its absolute discretion and on such terms and conditions as it deems appropriate, may make an appropriate and equitable adjustment in the number, option price and kind of shares or other securities covered by all outstanding options or reserved for issuance under the Plan. If the Company is the surviving corporation in any merger or consolidation, any option shall thereafter be exercisable for the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled after the merger or consolidation.

8. CHANGE OF CONTROL
         Notwithstanding the provisions of Section 7, in the event of a change of control, all vesting on all unexercised stock options will accelerate to the change of control date. For purposes of the Plan, a "Change of Control" of the Company shall be deemed to have occurred at such time as (a) any "person" (as term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), with the exception of Richard S. Huson and James E. Crabbe, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25.0% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at the election of directors; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination for election was approved by a majority of the Board serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as if he or she were a member of the Incumbent Board; or (c) a merger, consolidation or sale of all or substantially all the assets of the Company occurs, unless such merger or consolidation shall have been affirmatively recommended to the Company's stockholders by a majority of the Incumbent Board; or (d) a proxy statement is distributed soliciting proxies from stockholders of the Company by someone other than the current management of the Company seeking stockholder approval of a plan or reorganization, merger or consolidation of the Company with one or more corporations as a result of which the outstanding shares of the Company's securities are actually exchanged for or converted into cash or property or securities not issued by the Company unless the reorganization, merger or consolidation shall have been affirmatively recommended to the Company's stockholders by a majority of the Incumbent Board.

9. APPROVALS
         The issuance of shares pursuant to this Plan is expressly conditioned upon obtaining all necessary approvals from the Nevada Gaming Commission, if any, and upon obtaining stockholder approval of the Plan.

10. EFFECTIVE DATE OF PLAN
         The effective date of the Plan is September 13, 1999. The Plan will become effective as of that date provided that the Plan receives the approval of the holders of a majority of the outstanding shares of Common Stock at the Company's 2000 Annual Meeting of Stockholders.

11. TERM: AMENDMENT OF PLAN
         This Plan shall expire on December 31, 2009 (except to options outstanding on that date). The Board may terminate the Plan at any time. The Board may amend the Plan at any time; provided, however, the provisions of
Section 5 pertaining to the amount of options to be granted and the timing of such option grants and the provisions of Section 6.1 pertaining to the option price of the Common Stock under option shall not be amended more than once every six months other than to comport with changes in the Code or the regulations promulgated thereunder. Further provided, however, that without the approval of the holders of a majority of shares of outstanding Common Stock; the total number of shares that may be sold, issued or transferred under the Plan may not be increased (except by adjustment pursuant to Section 7); the provisions of
Section 3 regarding eligibility may not be modified; the purchase price at which shares may be offered pursuant to options may not be reduced (except by adjustment pursuant to Section 7); and the expiration date of the Plan may not be extended, and no change may be made which would cause the Plan not to comply with Rule 16b-3 under the Exchange Act, as amended from time to time. No action of the Board or stockholders, however, may, without the consent of an Optionee, alter or impair such Optionee's rights under any option previously granted.

12. WITHHOLDING TAXES
         The Company shall have the right to deduct withholding taxes from any payments made pursuant to the Plan or to make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold Federal, state or local income or other taxes incurred by reason of payments or the issuance of shares of Common Stock under the Plan. Whenever, under the Plan, shares of Common Stock are to be delivered the exercise of an option, the Committee shall be entitled to require as a condition of delivery that the Optionee remit an amount sufficient to satisfy all Federal, state and other government withholding tax requirements related thereto.

13. PLAN NOT A TRUST
         Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Optionee, the executor, administrator or other personal representative, or designated beneficiary of such Optionee, or any other persons. Any reserves that may be established by the Company in connection with the Plan shall continue to be part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to an Optionee. If, and to the extent that, any Optionee or such Optionee's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

14. NOTICES
         Each Optionee shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and delivery of agreements, shares of Common Stock and cash pursuant to the Plan. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Optionee furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of the Plan or any applicable law.

15. SEPARABILITY OF PROVISIONS
         If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

16. PAYMENT TO MINORS, ETC.
         Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting therefor shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and other parties with respect thereto.

17. HEADINGS AND CAPTIONS
         The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

18. CONTROLLING LAW
         This Plan shall be construed and enforced according to the laws of the State of Nevada to the extent not preempted by Federal law, which shall otherwise control.

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                                    EXHIBIT B

                              CVI TECHNOLOGY, INC.
                             1999 STOCK OPTION PLAN
            AS APPROVED BY THE BOARD OF DIRECTORS ON JANUARY 5, 1999
                                       AND
                AS APPROVED BY THE STOCKHOLDERS ON MARCH 29, 1999

                                       AND

           AS AMENDED BY THE BOARD OF DIRECTORS ON SEPTEMBER 13, 1999

                                       AND
              AS AMENDED BY THE BOARD OF DIRECTORS ON MAY 25, 2000

1.       PURPOSE
         The purpose of the CVI Technology, Inc. Stock Option Plan is to further the interests of CVI Technology, Inc., a Nevada corporation (the "Company"), by encouraging and enabling selected officers, directors, employees, consultants, advisers, independent contractors and agents, upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and retain a proprietary interest in the Company by ownership of its stock through the exercise of stock options to be granted hereunder. Options granted hereunder are either options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options.

2.       DEFINITIONS
         Whenever used herein the following terms shall have the following meanings, respectively:

         (a) "Board" shall mean the Board of Directors of the Company.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the Stock Option or Compensation Committee appointed by the Board, or if no committee has been appointed, a reference to "Committee" shall be deemed to refer to the Board.

         (d) "Common Stock" shall mean the Company's Common Stock, $.001 par value.

         (e) "Company" shall mean CVI Technology, Inc., a Nevada corporation.

         (f) "Employee" shall mean, in connection with Incentive Options, only employees of the Company.

         (g) "Fair Market Value Per Share" of the Common Stock on any date shall mean, if the Common Stock is publicly traded, the mean between the highest and lowest quoted selling prices of the Common Stock on such date or, if not available, the mean between the bona fide bid and asked prices of the Common Stock on such date. In any situation not covered above or if there were no sales on the date in question, the Fair Market Value Per Share shall be determined by the Committee in accordance with Section 20.2031-2 of the Federal Estate Tax Regulations.

         (h) "Incentive Option" shall mean an Option granted under the Plan which is designated as and qualified as an incentive stock option within the meaning of Section 422 of the Code.

         (i) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, or any successor rule.

         (j) "Non-Qualified Option" shall mean an Option granted under the Plan which is designated as a non-qualified stock option and which does not qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (k) "Option" shall mean an Incentive Option or a Non-Qualified Option.

         (l) "Optionee" shall mean any person who has been granted an Option under the Plan.

         (m) "Outside Director" shall have the meaning set forth in Section 162(m) of the code.

         (n) "Permanent Disability" shall mean termination of a Relationship with the Company with the consent of the Company by reason of permanent and total disability within the meaning of Section 22(e)(3) of the Code.

         (o) "Plan" shall mean the CVI Technology, Inc. Stock Option Plan, as amended.

         (p) "Relationship" shall mean that the Optionee is or has agreed to become an officer, director, employee, consultant, adviser, independent contractor or agent of the Company or any Subsidiary of the Company.

         (q) "Termination for Cause" means the termination of any employee's employment with the Company, whether voluntary or involuntary, that is determined by the Committee to have resulted from the discovery by the Company of the employee's dishonesty, commission of a felony (regardless of whether or not prosecuted) or fraud.

3.       ADMINISTRATION
         (a) The Plan shall be administered by a Committee of at least two directors of the Company appointed by the Board, all members of which are both Non-Employee Directors and Outside Directors. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies. In the event the Board fails to designate a committee to administer the Plan, the Plan shall be administered by the Board. To the extent not inconsistent with applicable law, the Board or Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended.

         (b) Any action of the Committee with respect to the administration of the Plan shall be taken by majority vote or by written consent of a majority of its members, and all actions of the Committee are subject to approval by the Board.

         (c) Subject to the provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan, to define the terms used therein, to determine the time or times an Option may be exercised and the number of shares which may be exercised at any one time, to prescribe, amend and rescind rules and regulations relating to the Plan, to approve and determine the duration of leaves of absence which may be granted to participants without constituting a termination of their employment for purposes of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

         (d) The Company shall indemnify and hold harmless the members of the Board and the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the negligence, bad faith, willful misconduct or criminal acts of such persons.

         (e) The Company will provide financial information to the Optionees on the same basis as the Company provides such information to its shareholders.

         (f) The Committee's interpretation and construction of any provisions of this Plan or any option granted under this Plan shall be final, conclusive and binding upon all Optionees, their guardians, legal representatives and beneficiaries, the Company and all other interested parties.

4.       NUMBER OF SHARES SUBJECT TO PLAN
         The aggregate number of shares of Common Stock subject to Options which may be granted under the Plan shall not exceed 500,000 shares. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares purchased by the Company on the open market. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

5.       ELIGIBILITY AND PARTICIPATION
         (a) Non-Qualified Options may be granted to any person who has a Relationship with the Company or any of its Subsidiaries. Incentive Options may be granted to any Employee. The Committee shall determine the persons to who Options shall be granted, the time or times at which such Options shall be granted and the number of shares to be subject to each Option. An Optionee may, if he is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine. An Employee may be granted Incentive Options or Non-Qualified Options or both under the Plan; provided, however, that the grant of Incentive Options and Non-Qualified Options to an Employee shall be the grant of separate Options and each Incentive Option and each Non-Qualified Option shall be specifically designated as such.

         (b) In no event shall the aggregate fair market value (determined as of the time the Option is granted) of the shares with respect to which Incentive Options (granted under the Plan or any other plans of the Company or any Subsidiary or Parent Corporation of the Company) are exercisable for the first time by an Optionee in any calendar year exceed $100,000.

         (c) In no event shall the aggregate number of shares of Common Stock with respect to which Options may be granted to a single Optionee during the term of the Plan exceed 20 percent of the aggregate number of shares of Common Stock subject to Options which may be granted to all Optionees under the plan.

6.       PURCHASE PRICE
         The purchase price of each share covered by each Incentive Option shall not be less than 100% of the Fair Market Value Per Share of the Common Stock on the date the Incentive Option is granted; provided, however, that if at the time an Incentive Option is granted the Optionee owns or would be considered to own by reasons of Section 424(d) of the Code more that 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or Parent Corporation of the Company, the purchase price of the shares covered by such Incentive Option shall not be less than 110% of the Fair Market Value Per Share of the Common Stock on the date the Incentive Option is granted.

7.       DURATION OF OPTIONS
         The expiration date of the Option and all rights thereunder shall be determined by the Committee. In the event the Committee does not specify the expiration date of the Option, the expiration date shall be 10 years from the date on which the Option was granted, and shall be subject to earlier termination as provided herein; provided, however, that if at any time an Incentive option is granted the Optionee owns or would be considered to own by reason of Section 424(d) of the code more than 10% of the total combined voting power of all classes of stock of the Company such Incentive Option shall expire five years from the date the Incentive Option is granted unless the Committee selects an earlier date.

8.       EXERCISE OF OPTIONS
         (a) An Option shall vest and become exercisable from time to time in installments or otherwise in accordance with such schedule and upon such other terms and conditions as the Committee shall in its discretion determine at the time the Option is granted. An Optionee may purchase less than the total number of shares for which the Option is exercisable, provided that a partial exercise of an Option may not be for less that 100 shares, unless the exercise is during

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the final year of the Option, and shall not include any fractional shares. As a condition to the exercise, in whole or in part, of any Option, the Committee may in its sole discretion require the Optionee to pay, in addition to the purchase price of the shares covered by the Option, an amount equal to any federal, state or local taxes that the Committee has determined are required to be paid in connection with the exercise of such Option in order to enable the Company to claim a deduction or otherwise. Furthermore, if any Optionee disposes of any shares of stock acquired by exercise of an Incentive Option prior to the expiration of either of the holding periods specified in Section 422(a)(1) of the Code, the Optionee shall pay to the Company, or the Company shall have the right to withhold from any payment to be made to the Optionee, an amount equal to any federal, state or local taxes that the Committee has determined are required to be paid in connection with the exercise of such Option in order to enable the Company to claim a deduction.

         (b) No Option will be exercisable (and any attempted exercise will be deemed null and void) if such exercise would create a right of recovery for "short-swing profits" under Section 16(b) of the Securities Exchange Act of 1934, as amended. This Section 8(b) is intended to protect persons subject to
Section 16(b) against inadvertent violations of Section 16(b) and shall not apply with respect to any particular exercise of an Option if expressly waived in writing by the Optionee at the time of such exercise.

9.       METHOD OF EXERCISE
         (a) To the extent that an Option has become exercisable, the Option may be exercised from time to time by giving written notice to the Company stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full, by cash or by certified or cashier's check payable to the order of the Company or the equivalent thereof acceptable to the Company, of the purchase price for the number of shares being purchased and, if applicable, any federal, state or local taxes required to be paid in accordance with the provisions of Section 8(a) hereof. The Company shall issue a separate certificate or certificates with respect to each Option exercised by an Optionee.

         (b) In the Committee's discretion, payment of the purchase price for the shares with respect to which the Option is being exercised may be made in whole or in part with shares of Common Stock. If payment is made with shares of Common Stock, the Optionee, or other person entitled to exercise the Option, shall deliver to the Company certificates representing the number of shares of Common Stock in payment for the shares being purchased, duly endorsed for transfer to the Company. If requested by the Committee, prior to the acceptance of such certificates in payment for such shares, the Optionee, or any other person entitled to exercise the Option, shall supply the Committee with a representation and warranty in writing that he has good and marketable title to the shares represented by the certificate(s), free and clear of all liens and encumbrances. The value of the shares of Common Stock tendered in payment for the shares being purchased shall be their Fair Market Value Per Share on the date of the exercise.

         (c) Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the shares for such period as may be required for it to comply, with reasonable diligence, with any applicable listing requirements of any national securities exchange or any federal, state or local law. If an Optionee or other person entitled to exercise an Option fails to accept delivery of or fails to pay for all or any portion of the shares requested in the notice of exercise upon tender of delivery thereof, the Committee shall have the right to terminate his Option with respect to such shares.

10.      NON-TRANSFERABILITY OF OPTIONS
         No Option granted under the Plan shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee.

11.      CONTINUANCE OF RELATIONSHIP
         Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Optionee any right with respect to the continuation of his employment by or other Relationship with the Company, or interfere in any way with the right of the Company at any time to terminate such employment or other Relationship or to increase or decrease the compensation of the Optionee from the rate in existence at the time of the grant of an Option.

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

12. TERMINATION OF RELATIONSHIP OTHER THAN BY DEATH OR PERMANENT DISABILITY Except as the Committee may otherwise determine at any time with respect to any particular Non-Qualified Option granted hereunder:

         (a) If an Optionee ceases to have a Relationship for any reason other than his death or Permanent Disability, any Options granted to him shall terminate 90 days from the date on which such Relationship terminates unless such Optionee has resumed or initiated a Relationship and has a Relationship on such date. During the 90 day period, the Optionee may exercise any Option granted to him but only to the extent such Option was exercisable on the date of termination of his Relationship and provided that such Option has not expired or otherwise terminated as provided herein. A leave of absence approved in writing by the Committee shall not be deemed a termination of Relationship for purposes of this Section 12, but no Option may be exercised during any such leave of absence, except during the first 90 days thereof.

         (b) For purposes hereof, termination of an Optionees's Relationship for reasons other than death or Permanent Disability shall be deemed to take place upon the earliest to occur of the following: (i) the date of the Optionee's retirement from employment under the normal retirement policies of the Company;
(ii) the date of the Optionee's retirement from employment with the approval of the Committee because of disability other than Permanent Disability; (iii) the date the Optionee receives notice or advice that his employment or other Relationship is terminated; or (iv) the date the Optionee ceases to render the services which he was employed, engaged or retained to render to the Company or any Subsidiary (absences for temporary illness, emergencies and vacations or leaves of absence approved in writing by the Committee excepted). The fact that the Optionee may receive payment from the Company after termination for vacation pay, for services rendered prior to termination, for salary in lieu of notice or for other benefits shall not affect the termination date.

         (c) Notwithstanding anything in the Plan to the contrary, no Option may be exercised or claimed following an Optionee's termination of Relationship as a result of Termination for Cause, and no Option may be exercised or claimed while the Optionee is being investigated for a termination for Cause.

13.      DEATH OR PERMANENT DISABILITY OF OPTIONEE
         Except as the Committee may expressly determine otherwise at any time with respect to any particular Non-Qualified Option granted hereunder, if an Optionee shall die at a time when he is in a Relationship or if the Optionee shall cease to have a Relationship by reason of Permanent Disability, any Options granted to him shall terminate one year after the date of his death or termination of Relationship due to Permanent Disability unless by its terms it shall expire before such date or otherwise terminate as provided herein, and shall only be exercisable to the extent that it would have been exercisable on the date of his death or his termination of Relationship due to Permanent Disability. In the case of death, the Option may be exercised by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

14.      STOCK PURCHASE NOT FOR DISTRIBUTION
         Each Optionee shall, by accepting the grant of an Option under the Plan, represent and agree, for himself and his transferees by will or the laws of descent and distribution, that all shares of stock purchased upon exercise of the Option will be received and held without a view to distribution except as may be permitted by the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. After each notice of exercise of any portion of an Option, if requested by the Committee, the person entitled to exercise the Option shall agree in writing that the shares of stock are being acquired in good faith without a view to distribution.

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15.      PRIVILEGES OF STOCK OWNERSHIP
         No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company with respect to any shares of Common Stock issuable upon exercise of such Option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or distributions of rights in respect of such shares if the record date is prior to the date on which such person becomes the holder of record, except as provided in Section 16 hereof.

16.      ADJUSTMENTS
         (a) If the number of outstanding shares of Common Stock is increased or decreased, or if such shares are exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar transaction, the aggregate number of shares of Common Stock subject to the Plan as provided in Section 4 hereof, the share of Common Stock subject to issued and outstanding Option under the Plan and the aggregate number of shares of Common Stock with respect to which Options may be granted to a single Optionee as provided in Section 5(c) hereof shall be appropriately and proportionately adjusted by the Committee. Any such adjustment in the outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option. No adjustment shall be made on account of any transaction or event not specifically set forth in this Section 16(a), including, without limitation, the issuance of Common Stock for consideration.

         (b) Notwithstanding the provision of Section 16(a), upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation or entity, the Committee may take such action, if any, as it in its discretion may deem appropriate to accelerate the time within which and the extent to which Options may be exercised, to terminate Options at or prior to the date of any such event, or to provide for the assumption of Options by surviving, consolidated, successor or transferee corporations.

         (c) Adjustments under this Section 16 shall be made by the Committee, whose determination as to which adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan or in connection with any such adjustment.

17.      CHANGE OF CONTROL
         Notwithstanding any other section this Plan, in the event of a change of control, all share restrictions on all Restricted Shares will lapse and vesting on all unexercised stock options will accelerate to the change of control date. For purposes of this plan, a "Change of Control" of the Company shall be deemed to have occurred at such time as (a) any "person" (as that term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), other than Richard Huson, or his affiliates, or an employee benefit plan of the Company becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 25.0% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at the election of directors; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; or (c) the approval by the Company's shareholders of the merger or consolidation of the Company with any other corporation or business organization, the sale of all or substantially all the assets of the Company, or the liquidation or dissolution of the Company; or (d) a proxy statement is distributed soliciting proxies from the shareholders of the Company seeking shareholder approval of a plan of reorganization, merger or consolidation of the Company with one or more corporations as a result of which the outstanding shares of the Company's securities are actually exchanged for or converted into cash or property or securities not issued by the Company; or (e) at least a majority of the Incumbent Board who are in office immediately prior to any action proposed to be taken by the Company determine that such proposed action, if taken, would constitute a change of control of the Company and such action is taken.

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18.      TAX WITHHOLDING
         The Company shall have the right to deduct or withhold from all payments or distributions amounts sufficient to cover any federal, state or local taxes required by law to be withheld or paid with respect to such payments of distributions. In the case of non-qualified options, the Company may require that required withholding taxes be paid to the Company at the time the option is exercised. The Company may also permit any withholding tax obligations incurred by reason of the exercise of any stock option to be satisfied by withholding shares (that would otherwise be obtained upon such exercise) having a fair market value equal to the aggregate amount of taxes which are to be withheld. In the case of persons subject to Section 16(b), such withholding shall be on terms consistent with Rule 16b-3.

19.      AMENDMENT AND TERMINATION OF PLAN

         (a) The Board may from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be approved by a majority of the shares present and voting at either an annual or special meeting called for such purpose, if the amendment would (i) materially increase the benefits accruing to participants under the Plan, (ii) increase the number of shares of Common Stock which may be issued under the Plan, except as permitted under the provisions of Section 18 hereof, or (iii) materially modify the requirements as to eligibility for participation in the Plan.

         (b) No amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair in a manner adverse to the Optionee any right or obligation under any Option theretofore granted to such Optionee.

         (c) The terms and conditions of any Option granted to an Optionee may be modified or amended only by a written agreement executed by the Optionee and the Company; provided, however, that if any amendment or modification of an Incentive Option would constitute a "modification, extension or renewal" within the meaning of Section 424(h) of the Code, such amendment shall be null and void unless the amendment contains an acknowledgment by the parties substantially in the following form: "The parties hereto recognize and agree that this amendment constitutes a modification, renewal or extension within the meaning of Section 424(h) of the Code, of the option granted on ___________________."

20.      EFFECTIVE DATE OF PLAN
         The Plan shall become effective upon adoption by the Board and approval by the Company's shareholders; provided, however, that prior to approval of the Plan by the Company's shareholders, but after adoption by the Board, Options may be granted under the Plan subject to obtaining the shareholders' approval of the adoption of the Plan. Notwithstanding the foregoing, shareholders' approval must occur no later than 12 months after the date of adoption of the Plan by the Board. The date of original adoption of the Plan by the Board was January 5, 1999.

21.      TERM OF PLAN
         No option shall be granted pursuant to the Plan after 10 years from the earlier of the date of adoption of the Plan by the Board or the date of approval of the Plan by the Company's shareholders.

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